Exhibit 10.27(a)

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT is entered into as of February 23, 2007, among LOUISIANA-PACIFIC LIMITED PARTNERSHIP, by its General Partner, 3047525 NOVA SCOTIA COMPANY (“LP-LP”), LOUISIANA-PACIFIC CANADA LTD. (“LP Canada”) (LP-LP and LP Canada together the “Borrowers”), as borrowers, LOUISIANA-PACIFIC CORPORATION, (the “Parent Guarantor”), as guarantor, the lenders from time to time party to the Credit Agreement (as defined below) (collectively, the “Lenders”), and BANK OF AMERICA, N.A. acting through its Canada branch (the “Administrative Agent”), as administrative agent.

WHEREAS the parties entered into an amended and restated credit agreement dated as of February 15, 2006 (the “Credit Agreement”) whereby the Lenders provided certain credit facilities to the Borrowers, which credit facilities were guaranteed by the Parent Guarantor;

AND WHEREAS the parties have agreed to make amendments to the Credit Agreement and the parties are entering into this First Amendment Agreement to amend the Credit Agreement accordingly;

NOW THEREFORE, in consideration of the mutual covenants, provisions and covenants contained herein, the parties agree as follows:

1.                                       Terms used herein and not otherwise defined shall have the meaning as those ascribed thereto in the Credit Agreement.

2.                                       The definition of “Available Cash” is added to the definitions as follows:

“Available Cash” means all monies, currencies, cash, and Cash Equivalents owned by the Parent Guarantor and its Subsidiaries on a consolidated basis that is not subject to any Lien.

3.                                       The definition of “Cash Equivalents” is added to the definitions as follows:

“Cash Equivalents” means those securities and other investments of the Parent Guarantor which are permitted to be made pursuant to the Louisiana-Pacific Corporation Investment Policy issued on December 8, 2006 by Curtis M. Stevens, Chief Financial Officer of the Parent Guarantor, as in effect on the date hereof, and those securities and other investments of LP Canada which are permitted to be made pursuant to the Louisiana-Pacific Canada Ltd. Investment Policy issued on May 1, 2004 by Curtis M. Stevens, Chief Financial Officer of LP Canada, as in effect on the date hereof.

4.                                       The definition of “Certificate of Minimum Liquidity Amount” is added to the definitions as follows:

“Certificate of Minimum Liquidity Amount” means a statement of the Minimum Liquidity Amount, certified by a Responsible Officer of the Parent Guarantor.

5.                                       The definition of “Minimum Liquidity Amount” is added to the definitions as follows:

“Minimum Liquidity Amount” means, for the Parent Guarantor and its Subsidiaries, on a consolidated basis, Available Cash of US $250,000,000, provided that the Minimum Liquidity Amount shall be reduced by the amount of any prepayments made in accordance with Section 2.15 of this Agreement.”

6.                                       Section 6.02 is amended by the addition of subsection 6.02(h) as follows:

“(h) in the event the Parent Guarantor notifies the Administrative Agent, in accordance with section 7.11(b) that the calculation in section 7.11(b)(B) shall apply to a fiscal quarter, a Certificate of Minimum Liquidity Amount for each month in the applicable fiscal quarter, to be delivered within 10  Business Days of each month end in such fiscal quarter.”

7.                                       Section 7.11(b) is deleted and replaced with the following:

“(b)  Consolidated Leverage Ratio and Minimum Liquidity Amount.

(A) Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Parent Guarantor to be greater than 3.00 to 1.00; or, (B) fail to maintain the Minimum Liquidity Amount calculated as at the end of each month.

At least ten Business Days prior to the commencement of each fiscal quarter, the Parent Guarantor shall notify the Administrative Agent whether the calculation in section 7.11(b)(A) or section 7.11(b)(B) shall apply to such quarter.  In the event the Parent Guarantor indicates that section 7.11(b)(B) shall apply to such quarter, the Parent Guarantor shall provide the Administrative Agent with a Certificate of Minimum Liquidity Amount within 10 Business Days of each month end in such quarter.  In the event the Parent Guarantor fails to notify the Administrative Agent of which calculation in section 7.11(b) is to apply to a fiscal quarter, the calculation in section 7.11(b)(B) will be deemed to apply.”

8.                                       Upon execution of this First Amendment Agreement, the Parent Guarantor shall be deemed to have notified the Administrative Agent that the calculation in section 7.11(b)(B) shall apply to the fiscal quarter commencing January 1, 2007 and ending March 31, 2007.  The Administrative Agent and the Lenders accept such notification retroactively and agree that section 7.11(b)(B) shall apply to such fiscal quarter.  The

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                                                Parent Guarantor shall deliver a Certificate of Minimum Liquidity Amount for the month ended January 31, 2007 upon execution of this First Amendment Agreement, and thereafter in accordance with the Credit Agreement, as amended by this First Amendment Agreement.

9.                                       The parties confirm the terms and conditions of the Credit Agreement as amended by the terms of this First Amendment Agreement.

10.                                 This First Amendment Agreement may be referred to as being dated February 23, 2007 notwithstanding the actual date of execution.

11.                                 Without derogation from any rights that the Administrative Agent or the Lenders may have under the Credit Agreement as amended by this First Amendment Agreement, and without derogation from any obligations of the Guarantors under the Credit Agreement as amended by this First Amendment Agreement, the Guarantors hereby confirm that their obligations under the Guarantees support, extend and apply to the Credit Agreement as amended by this First Amendment Agreement.

12.                                 The Borrowers and the Guarantors shall, upon request by the Administrative Agent or the Lenders, execute and deliver all such statements, certificates, further agreements and documents and do all such further acts and things as may be considered by the Administrative Agent or the Lenders to be necessary or desirable to give affect to the intent of this First Amendment Agreement.

13.                                 This First Amendment Agreement may be executed in any number of separate counterparts, each of which, once so executed shall be deemed an original and all said counterparts taken together shall be deemed to constitute one in the same instrument.

14.                                 The representations and warranties in Article V of the Credit Agreement shall remain true and correct with the same affect as if made on and as of the date of this First Amendment Agreement.

15.                                 This First Amendment Agreement shall be governed in all respects by the laws of the Province of Ontario and each of the undersigned hereby irrevocably attorns and accepts the non-exclusive jurisdiction of the Courts of the Province of Ontario.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment Agreement to be duly executed and delivered by their proper and duly authorized officers or authorized signatories as of the day and year first written above.

LOUISIANA-PACIFIC LIMITED PARTNERSHIP, by its General Partner 3047525 Nova Scotia Company

By:
Name:
Title:

LOUISIANA-PACIFIC CANADA LTD.

By:
Name:
Title:

LOUISIANA-PACIFIC CORPORATION

By:
Name:
Title:

BANK OF AMERICA, N.A., acting through its Canada branch, as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., acting through its Canada branch, as a Lender

By:
Name:
Title:

S1

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA), as a Lender

By:
Name:
Title:

WELLS FARGO FINANCIAL CORPORATION OF CANADA, as a Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, Canada Branch, as a Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Lender

By:
Name:
Title:

S2

THE TORONTO-DOMINION BANK, as a Lender

By:
Name:
Title:

S3